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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 JUNE 30, 1999



                             MCLEODUSA INCORPORATED

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                     0-20763                   42-1407240

    (STATE OR OTHER              COMMISSION                (IRS EMPLOYER
    JURISDICTION                 FILE NUMBER)              IDENTIFICATION
    OF INCORPORATION)                                      NUMBER)



    MCLEODUSA TECHNOLOGY PARK
    6400 C STREET, S.W., P.O. BOX 3177,
    CEDAR RAPIDS, IA                                       52406-3177

    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (319) 364-0000


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     McLeodUSA Incorporated (the "Company") announced on June 30, 1999 that its Board of Directors had declared a two-for-one stock split to be effected in the form of a stock dividend.

     The record date for the stock split will be July 12, 1999. Stockholders of record at the market close on that date will receive one additional share of the Company's Class A common stock, $.01 par value per share, for each share held. Distribution of the additional shares will take place on July 26, 1999.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1 Press Release, dated June 30, 1999, announcing the Board of Directors of McLeodUSA Incorporated had declared a two-for-one stock split to be effected in the form of a stock dividend.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         McLeodUSA Incorporated


Date:  July 2, 1999                      By: /s/ Randall Rings
       ------------                         --------------------------------
                                            Randall Rings
                                            Vice President, Secretary and
                                            General Counsel
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                                 EXHIBIT INDEX
                                 -------------
                                                                   PAGE NUMBER
                                                                   IN SEQUENTIAL
EXHIBIT                                                            NUMBERING
NUMBER         EXHIBIT                                             SYSTEM
------         -------                                             ------

99.1 Press Release, dated June 30, 1999, announcing a two-for-one stock split to be effected in the form of a stock dividend.